SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549

                                        FORM 8-K

                                     CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of the
                             Securities Exchange Act of 1934



                       Date of Report (date of earliest event
                      reported) : November 26, 1999


                               LEHMAN ABS CORPORATION,
                        (as depositor under the Sale and
                  Servicing Agreement, dated as of March 1, 1999)

                            LEHMAN ABS CORPORATION
            (Exact name of registrant as specified in its charter)
            -------------------------------------------------------


         Delaware                       333-39649          13-3447441
- --------------------------------      -------------    -------------------
(State or Other Jurisdiction of        (Commission      (I.R.S. Employer
       Incorporation)                  File Number)     Identification No.)

                         Three World Financial Center
                               200 Vesey Street
                           New York, New York 10022
                    --------------------------------------
                   (Address of Principal Executive Offices)
                                  (Zip Code)


       Registrant's telephone number, including area code (212) 526-7000



Item 5.         Other Events

         Reference is made to the Champion Home Equity Loan Trust 1999-2, Home Equity Loan Asset-Backed Notes, Series 1999-2, Class A Notes, issued pursuant to an indenture, dated as of June 1, 1999 between the Champion Home Equity Loan Trust 1999-2 (the "Trust") and Harris Trust and Savings Bank, as Indenture Trustee. Principal payments and accrued and unpaid interest due on the Class A Notes will be unconditionally and irrevocably guaranteed by a policy issued by MBIA Insurance Corporation (the "MBIA Policy").

        A.      Monthly Report Information:
                        See Exhibit No. 1

                B. No delinquency in payment under the Insurance and Reimbursement Agreement has occurred.

                C.      Have any deficiencies occurred?   NO.
                               Date:
                               Amount:

                D. Were any amounts paid or are any amounts payable under the Insurance and Reimbursement Agreement? NO
                                Amount:

                E.      Are there any developments with respect to the
                        Insurance and Reimbursement Agreement?         NONE.

                F.      Item 1: Legal Proceedings:             NONE

                G.      Item 2: Changes in Securities:         NONE

                H Item 4: Submission of Matters to a Vote of Certificatholders: NONE

                I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

         Exhibit No.

 1.      Monthly Distribution Report dated                       26-Nov-99

HARRIS TRUST AND SAVINGS BANK
311 WEST MONROE, 12TH FLOOR
CHICAGO, ILLINOIS 60690

CHAMPION HOME EQUITY LOAN ASSET-BACKED NOTES
SERIES 1999-2

STATEMENT TO NOTEHOLDERS PREPARED BY THE MASTER SERVICER
PURSUANT TO SECTION 5.03 OF THE SALE AND SERVICING AGREEMENT (SSA) DATED AS OF JUNE 1, 1999

              Distribution Date:                                  11/26/99

5.03(a)i
Available Funds for Group 1                                  7,064,742.38
Available Funds for Group 2                                  2,248,882.11

Class I-A Note Rate                                               5.63875%
Class II-A Note Rate                                              5.68875%
Senior Interest Participation Rate                                1.50000%

5.03(a)ii
Previous Class I-A Note Principal Balance                    281,729,894.27
Previous Class II-A Note Principal Balance                   86,645,614.93
Previous Senior Interest Part Not'l Prin Balance             283,934,867.04
Previous Senior Interest Part Not'l Prin Balance             87,206,815.43

Previous Group 1 Principal Balance                           283,934,867.04
Previous Group 2 Principal Balance                           87,206,815.43
Previous Pool Principal Balance                              371,141,682.47

5.03(a)iii
Aggregate Group 1 Prin Collections for the Due Period        4,772,736.11
Aggregate Group 1 Int Collections for the Due Period         2,318,176.72
Total Group 1 Collections for the Due Period                 7,090,912.83

Aggregate Group 2 Prin Collections for the Due Period        1,573,710.13
Aggregate Group 2 Int Collections for the Due Period           679,857.12
Total Group 2 Collections for the Due Period                 2,253,567.25

5.03(a)iv
Number and Prin Balance of Loans Subject to Principal Prepayments
                                        Number                  Balance
Group 1                                        58            4,007,976.50
Group 2                                         5            1,476,475.64

5.03(a)v
The Amount of all Curtailments that were Received during the Due Period
Group 1                                                        363,614.39
Group 2                                                          4,317.23

5.03(a)vi
Principal Portion of all Monthly Payments Received during the Due Period
Group 1                                                        401,145.22
Group 2                                                         92,917.26

5.03(a)vii
Amount of Interest Received on the Mortgage Loans
Group 1                                                      2,318,176.72
Group 2                                                        679,857.12

5.03(a)viii
Amount Required to be Paid by the Seller in respect of Group 1
Pursuant to Section 2.02 of the SSA                                  0.00
Pursuant to Section 2.04 of the SSA                                  0.00
Pursuant to Section 2.06 of the SSA                                  0.00

Amount Required to be Paid by the Seller in respect of Group 2
Pursuant to Section 2.02 of the SSA                                  0.00
Pursuant to Section 2.04 of the SSA                                  0.00
Pursuant to Section 2.06 of the SSA                                  0.00

5.03(a)ix
Amount of Monthly Advances in respect of Group 1                35,855.48
Amount of Compensating Interest in respect of Group 1           32,619.10

Amount of Monthly Advances in respect of Group 2                11,039.01
Amount of Compensating Interest in respect of Group 2           13,344.68

CHAMPION HOME EQUITY LOAN ASSET-BACKED NOTES         11/26/99 Page 2 of 3
SERIES 1999-2

5.03(a)x
The Class I-A Note Principal Distribution Amount             5,265,194.11
The Class II-A Note Principal Distribution Amount            1,691,730.74
The Class I-A Note Interest Distribution Amount              1,412,092.84
The Class II-A Note Interest Distribution Amount               438,137.99
Group 1 Senior Interest Part Interest Dist Amt                 354,918.58
Group 2 Senior Interest Part Interest Dist Amt                 109,008.52

5.03(a)xi
Outstanding Class Interest Carryover Shortfall After Distribution
Class I-A Note Interest Carryover Shortfall                          0.00
Class II-A Note Interest Carryover Shortfall                         0.00
Group 1 Senior Interest Part Carryover Shortfall                     0.00
Group 2 Senior Interest Part Carryover Shortfall                     0.00

5.03(a)xii
The Amount of the Insured Payments for Group 1                       0.00
The Amount of the Insured Payments for Group 2                       0.00

5.03(a)xiii
Amount distributed to the Transferor
     Pursuant to Sections 5.01(a)(ii)  of the SSA              463,927.10
     Pursuant to Sections 5.01(a)(ix) of the SSA                     0.00
                                                               463,927.10

5.03(a)xiv
The Class I-A Note Prin Balance after Dist                   276,464,700.16
The Class II-A Note Prin Balance after Dist                  84,953,884.19

5.03(a)xv
The Weighted Average Remaining Term to Maturity Group 1               208
The Weighted Average Loan Rate in respect of Group 1              9.89147%

The Weighted Average Remaining Term to Maturity Group 2               190
The Weighted Average Loan Rate in respect of Group 2              9.50441%

5.03(a)xvi
The Servicing Fee to be Paid to the
Servicer Pursuant to Section 5.01(a)(vi) of the SSA
Group 1                                                         94,645.03
Group 2                                                         29,068.83

The Amounts to be Paid to the Certificate Insurer in respect of Group 1
Pursuant to Section 5.01(a)(iv) of the SSA                           0.00
Pursuant to Section 5.01(a)(viii) of the SSA                         0.00

The Amounts to be Paid to the Certificate Insurer in respect of Group 2
Pursuant to Section 5.01(a)(iv) of the SSA                           0.00
Pursuant to Section 5.01(a)(viii) of the SSA                         0.00

5.03(a)xvii
The Premium Amount to be paid to the
Certificate Insurer Pursuant to Section 5.01 of the SSA
Group 1                                                         28,172.99
Group 2                                                          8,664.56

5.03(a)xviii
Amount of all Payments or Reimbursements to the
Servicer Pursuant to Section 3.03 of the SSA
Group 1                                                              0.00
Group 2                                                              0.00

5.03(a)xix
Group 1
The O/C Amount after giving effect to such payment           2,697,430.77
The O/C Reduction Amount                                             0.00
The Excess O/C Amount after giving effect to such payment            0.00
The Specified O/C Amount                                     8,173,651.39
The Excess Spread                                              492,458.00

Group 2
The O/C Amount after giving effect to such payment             679,221.11
The O/C Reduction Amount                                             0.00
The Excess O/C Amount after giving effect to such payment            0.00
The Specified O/C Amount                                     2,529,170.77
The Excess Spread                                              118,020.61

5.03(a)xx
Pursuant to Section 5.01(a)(v) of the SSA
Class I-A Noteholders Distributable Excess Spread              492,458.00
Class II-A Noteholders Distributable Excess Spread             118,020.61

5.03(a)xxi
Number of Group 1 Loans at Beginning of Due Period                  3,457
Number of Group 1 Loans at End of Due Period                        3,399

Number of Group 2 Loans at Beginning of Due Period                    363
Number of Group 2 Loans at End of Due Period                          358

CHAMPION HOME EQUITY LOAN ASSET-BACKED NOTES         11/26/99 Page 3 of 3
SERIES 1999-2

5.03(a)xxii
Group 1 Prin Bal as of the end of the Due Period             279,162,130.93
Group 2 Prin Bal as of the end of the Due Period             85,633,105.30
Pool Principal Bal as of the end of the Due Period           364,795,236.23

5.03(a)xxiii
The Number and Aggregate Principal Balances of Mortgage Loans
which are Delinquent (Delinquency Categories exclude Foreclosures and REOs)
                                  Group 1                            Group 2
               Number     Balance                   Number      Balance
30-59 Days         51    3,461,162.45                      1   242,193.71
60-89 Days         21    1,662,594.67                      2   375,946.91
90-269 Days        19    1,488,849.50                      3   669,751.81
270+                0            0.00                      0         0.00
REO                 0            0.00                      0         0.00
Foreclosure         3      302,812.00                      0         0.00
Bankruptcy          0            0.00                      0         0.00


5.03(a)xxiv
Unpaid Principal of all loans that became Liquidated Loans during the Due Period
Group 1                                                              0.00
Group 2                                                              0.00

5.03(a)xxv
Net Liquidation Proceeds Received during Due Period
Group 1                                                              0.00
Group 2                                                              0.00

5.03(a)xxvi
Cumulative Losses on the Mortgage Loans
Group 1                                                              0.00
Group 2                                                              0.00

5.03(a)xxvii
The Book Value of any REO
Group 1                                                              0.00
Group 2                                                              0.00

5.03(a)xxviii
The Delinquency Percentage in respect of such Payment Date
Group 1                                                           0.40526%
Group 2                                                           0.76641%

5.03(a)xxix
The Cross-Collateralization Reserve Account for Group 1
     Beginning Balance                                               0.00
     Cross-Collateralization Reserve Deposits                        0.00
     Cross-Collateralization Reserve Release Amount                  0.00
     Cross-Collateralization Payments                                0.00
     Ending Balance                                                  0.00

The Cross-Collateralization Reserve Account for Group 2
     Beginning Balance                                               0.00
     Cross-Collateralization Reserve Deposits                        0.00
     Cross-Collateralization Reserve Release Amount                  0.00
     Cross-Collateralization Payments                                0.00
     Ending Balance                                                  0.00

Factor Information (Per $1000)

5.03(a)ii
The Class I-A Note Beginning Balance Factor                  930.64627722
The Class II-A Note Beginning Balance Factor                 890.72850095
Group 1 Senior Interest Part Beginning Not'l Bal Factor      937.92126019
Group 2 Senior Interest Part Beginning Not'l Bal Factor      896.49035550

5.03(a)x
The Class I-A Note Principal Distribution Factor              17.39266367
The Class II-A Note Principal Distribution Factor             17.39121809

The Class I-A Note Interest Distribution Factor                4.66460596
The Class II-A Note Interest Distribution Factor               4.50411709
Group 1 Senior Interest Participation Int Dist Factor          1.17240156
Group 2 Senior Interest Participation Int Dist Factor          1.12061295

5.03(a)xiv
The Class I-A Note Ending Balance Factor                     913.25361354
The Class II-A Note Ending Balance Factor                    873.33728286

CHAMPION HOME EQUITY LOAN ASSET-BACKED CERTIFICATES


                                  SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                        LEHMAN ABS CORPORATION

                                        By:  /s/ Keith Richardson
                                            --------------------------
                                             Name:  Keith Richardson
                                             Title: Assistant Vice President
Dated:  November 30, 1999